UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2005
BF ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15932	94-3038456

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Bush Street, Suite 1250, San Francisco, California 94104
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (415) 989-6580
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
Please see the disclosure in Item 8.01 below.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
Please see the disclosure in Item 8.01 below.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR
Please see the disclosure in Item 8.01 below.
ITEM 8.01. OTHER EVENTS
On August 30, 2005, BF Enterprises, Inc. (the “Company”) issued a press release announcing that, on August 29, 2005, it filed with the Secretary of State of the State of Delaware (a) a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to effect a 1-for-3,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”) and (b) a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to effect a 3,000-for-1 forward stock split of the Company’s common stock (the “Forward Stock Split,” and with the Reverse Stock Split, the “Reverse/Forward Stock Split”). The Reverse Stock Split took effect at 6:00 p.m. (Eastern Daylight Time) yesterday, August 29, 2005. The Forward Stock Split took effect at 6:01 p.m. (Eastern Daylight Time) yesterday, August 29, 2005.
Stockholders owning fewer than 3,000 shares of the Company’s common stock immediately prior to the Reverse Stock Split did not participate in the Forward Stock Split and have the right to receive cash at a price of $8.95 per share owned by such stockholders immediately prior to the Reverse Stock Split. Stockholders owning 3,000 or more shares of the Company’s common stock immediately prior to the Reverse Stock Split will participate in the Forward Stock Split and will, therefore, continue to own the same number of shares of the Company’s common stock immediately after the consummation of the Reverse/Forward Stock Split as they did immediately before the transaction.
Based on information available to the Company, the number of holders of record of the Company’s common stock has been reduced to fewer than 300 as a result of the Reverse/Forward Stock Split, and the Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) on August 30, 2005, in order to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended. Upon the filing of the Form 15, in the absence of action by the SEC, the Company will no longer be required to file periodic reports with the SEC, including annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and will no longer be subject to the SEC’s proxy rules. In addition, the Company has sent a letter to the Nasdaq National Market requesting that the Company’s common stock be delisted from the Nasdaq National Market System prior to the opening of the market on August 30, 2005.
A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits.

Number	Exhibit
99.1	BF Enterprises, Inc. Press Release dated August 30, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF ENTERPRISES, INC.
By:	/s/ Brian P. Burns, Jr.
	Name:	Brian P. Burns, Jr.
	Title:	President

Dated: August 30, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	BF Enterprises, Inc. Press Release dated August 30, 2005.